Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-13144) of our report dated February 4, 2004, with respect to the consolidated financial statements of Compugen Ltd., included in this Annual Report on Form 20-F for the year ended December 31, 2003.

    Yours Truly,

April 5, 2004

KOST FORER GABBAY & KASIERER

Tel-Aviv, Israel

  A Member of Ernst & Young Global

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